Property, plant and equipment	12 Months Ended
Jun. 30, 2019
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Property, plant and equipment

11    Property, plant and equipment

	Land and buildings	Plant and equipment	Other mineral assets	Assets under construction	Exploration and evaluation	Total
	US$M	US$M	US$M	US$M	US$M	US$M
Net book value – 30 June 2019
At the beginning of the financial year	8,152	40,885	8,974	7,554	1,617	67,182
Additions (1)(2)	5	515	1,023	5,799	418	7,760
Depreciation for the year	(585)	(4,885)	(277)	–	–	(5,747)
Impairments, net of reversals (3)	(9)	(234)	–	–	(7)	(250)
Disposals	(2)	(40)	(5)	–	–	(47)
Transferred to assets held for sale	–	–	–	(331)	–	(331)
Exchange variations taken to reserve	–	(1)	–	–	–	(1)
Transfers and other movements	324	1,934	(504)	(1,873)	(406)	(525)

At the end of the financial year	7,885	38,174	9,211	11,149	1,622	68,041

– Cost	12,825	92,090	13,681	11,149	2,404	132,149
– Accumulated depreciation and impairments	(4,940)	(53,916)	(4,470)	–	(782)	(64,108)

Net book value – 30 June 2018
At the beginning of the financial year	8,547	49,427	15,557	5,536	1,430	80,497
Additions (1)(2)	(20)	110	873	5,423	258	6,644
Depreciation for the year	(548)	(6,467)	(730)	–	–	(7,745)
Impairments, net of reversals (3)	(9)	(507)	(260)	–	(62)	(838)
Disposals	(7)	(26)	(36)	(1)	(9)	(79)
Transferred to assets held for sale	(21)	(4,426)	(5,563)	(662)	–	(10,672)
Exchange variations taken to reserve	–	1	–	–	–	1
Transfers and other movements	210	2,773	(867)	(2,742)	–	(626)

At the end of the financial year	8,152	40,885	8,974	7,554	1,617	67,182

– Cost	12,525	91,037	13,212	7,554	2,400	126,728
– Accumulated depreciation and impairments	(4,373)	(50,152)	(4,238)	–	(783)	(59,546)

(1)	Includes net foreign exchange gains/(losses) related to the closure and rehabilitation provisions. Refer to note 14 ‘Closure and rehabilitation provisions’.

(2)

Property, plant and equipment of US$ nil (2018: US$3 million; 2017: US$593 million) was acquired under finance lease. This is a non-cash investing transaction that has been excluded from the Consolidated Cash Flow Statement.

(3)	Includes impairment charges related to Onshore US assets of US$ nil (2018: US$520 million). Refer to note 27 ‘Discontinued operations’.

Recognition and measurement

Property, plant and equipment

Property, plant and equipment is recorded at cost less accumulated depreciation and impairment charges. Cost is the fair value of consideration given to acquire the asset at the time of its acquisition or construction and includes the direct costs of bringing the asset to the location and the condition necessary for operation and the estimated future costs of closure and rehabilitation of the facility.

Equipment leases

Assets held under lease, which result in the Group receiving substantially all of the risk and rewards of ownership are capitalised as property, plant and equipment at the lower of the fair value of the leased assets or the estimated present value of the minimum lease payments. Leased assets are depreciated on the same basis as owned assets or, where shorter, the lease term. The corresponding finance lease obligation is included within interest bearing liabilities. The interest component is charged to the income statement over the lease term to reflect a constant rate of interest over the remaining balance of the obligation.

Operating leases are not capitalised and rental payments are included in the income statement on a straight-line basis over the lease term. Ongoing contracted commitments under finance and operating leases are disclosed within note 32 ‘Commitments’.

From 1 July 2019, IFRS 16/AASB 16 ‘Leases’ became effective for the Group. Refer to note 38 ‘New and amended accounting standards and interpretations’.

Exploration and evaluation

Exploration costs are incurred to discover mineral and petroleum resources. Evaluation costs are incurred to assess the technical feasibility and commercial viability of resources found.

Exploration and evaluation expenditure is charged to the income statement as incurred, except in the following circumstances in which case the expenditure may be capitalised:

In respect of minerals activities:

•	the exploration and evaluation activity is within an area of interest that was previously acquired as an asset acquisition or in a business combination and measured at fair value on acquisition; or

•	the existence of a commercially viable mineral deposit has been established.

In respect of petroleum activities:

•	the exploration and evaluation activity is within an area of interest for which it is expected that the expenditure will be recouped by future exploitation or sale; or

•	exploration and evaluation activity has not reached a stage that permits a reasonable assessment of the existence of commercially recoverable reserves.

A regular review of each area of interest is undertaken to determine the appropriateness of continuing to carry forward costs in relation to that area. Capitalised costs are only carried forward to the extent that they are expected to be recovered through the successful exploitation of the area of interest or alternatively by its sale. To the extent that capitalised expenditure is no longer expected to be recovered, it is charged to the income statement.

Key judgements and estimates

Judgements: Exploration and evaluation expenditure results in certain items of expenditure being capitalised for an area of interest where a judgement is made that it is likely to be recoverable by future exploitation or sale, or where the activities are judged not to have reached a stage that permits a reasonable assessment of the existence of reserves.

Estimates: Management makes certain estimates and assumptions as to future events and circumstances, in particular when making quantitative assessment of whether an economically viable extraction operation can be established. These estimates and assumptions may change as new information becomes available. If, after having capitalised the expenditure under the policy, new information suggests that recovery of the expenditure is unlikely, the relevant capitalised amount is charged to the income statement.

Development expenditure

When proven mineral reserves are determined and development is sanctioned, capitalised exploration and evaluation expenditure is reclassified as assets under construction within property, plant and equipment. All subsequent development expenditure is capitalised and classified as assets under construction, provided commercial viability conditions continue to be satisfied.

The Group may use funds sourced from external parties to finance the acquisition and development of assets and operations. Finance costs are expensed as incurred, except where they relate to the financing of construction or development of qualifying assets. Borrowing costs directly attributable to acquiring or constructing a qualifying asset are capitalised during the development phase. Development expenditure is net of proceeds from the saleable material extracted during the development phase. On completion of development, all assets included in assets under construction are reclassified as either plant and equipment or other mineral assets and depreciation commences.

Key judgements and estimates

Judgements: Development activities commence after project sanctioning by the appropriate level of management. Judgement is applied by management in determining when a project is economically viable.

Estimates: In determining whether a project is economically viable, management is required to make certain estimates and assumptions as to future events and circumstances, including reserve estimates, existence of an accessible market and forecast prices and cash flows. Estimates and assumptions may change as new information becomes available. If, after having commenced the development activity, new information suggests that a development asset is impaired, the appropriate amount is charged to the income statement.

Other mineral assets

Other mineral assets comprise:

•	capitalised exploration, evaluation and development expenditure for assets in production;

•	mineral rights and petroleum interests acquired;

•	capitalised development and production stripping costs.

Overburden removal costs

The process of removing overburden and other waste materials to access mineral deposits is referred to as stripping. Stripping is necessary to obtain access to mineral deposits and occurs throughout the life of an open-pit mine. Development and production stripping costs are classified as other mineral assets in property, plant and equipment.

Stripping costs are accounted for separately for individual components of an ore body. The determination of components is dependent on the mine plan and other factors, including the size, shape and geotechnical aspects of an ore body. The Group accounts for stripping activities as follows:

Development stripping costs

These are initial overburden removal costs incurred to obtain access to mineral deposits that will be commercially produced. These costs are capitalised when it is probable that future economic benefits (access to mineral ores) will flow to the Group and costs can be measured reliably.

Once the production phase begins, capitalised development stripping costs are depreciated using the units of production method based on the proven and probable reserves of the relevant identified component of the ore body to which the initial stripping activity benefits.

Production stripping costs

These are post initial overburden removal costs incurred during the normal course of production activity, which commences after the first saleable minerals have been extracted from the component. Production stripping costs can give rise to two benefits, the accounting for which is outlined below:

Production stripping activity
Benefits of stripping activity	Extraction of ore (inventory) in current period.	Improved access to future ore extraction.

Period benefited	Current period	Future period(s)

Recognition and measurement criteria	When the benefits of stripping activities are realised in the form of inventory produced; the associated costs are recorded in accordance with the Group’s inventory accounting policy.

When the benefits of stripping activities are improved access to future ore; production costs are capitalised when all the following criteria are met:

•   the production stripping activity improves access to a specific component of the ore body and it is probable that economic benefits arising from the improved access to future ore production will be realised;

•   the component of the ore body for which access has been improved can be identified;

•   costs associated with that component can be measured reliably.

Allocation of costs	Production stripping costs are allocated between the inventory produced and the production stripping asset using a life-of-component waste-to-ore (or mineral contained) strip ratio. When the current strip ratio is greater than the estimated life-of-component ratio a portion of the stripping costs is capitalised to the production stripping asset.

Asset recognised from stripping activity	Inventory	Other mineral assets within property, plant and equipment.

Depreciation basis	Not applicable	On a component-by-component basis using the units of production method based on proven and probable reserves.

Key judgements and estimates

Judgements: Judgement is applied by management in determining the components of an ore body.

Estimates: Estimates are used in the determination of stripping ratios and mineral reserves by component. Changes to estimates related to life-of-component waste-to-ore (or mineral contained) strip ratios and the expected ore production from identified components are accounted for prospectively and may affect depreciation rates and asset carrying values.

Depreciation

Depreciation of assets, other than land, assets under construction and capitalised exploration and evaluation that are not depreciated, is calculated using either the straight-line (SL) method or units of production (UoP) method, net of residual values, over the estimated useful lives of specific assets. The depreciation method and rates applied to specific assets reflect the pattern in which the asset’s benefits are expected to be used by the Group. The Group’s reported reserves are used to determine UoP depreciation unless doing so results in depreciation charges that do not reflect the asset’s useful life. Where this occurs, alternative approaches to determining reserves are applied, such as using management’s expectations of future oil and gas prices rather than yearly average prices, to provide a phasing of periodic depreciation charges that better reflects the asset’s expected useful life.

Where assets are dedicated to a mine or petroleum lease, the below useful lives are subject to the lesser of the asset category’s useful life and the life of the mine or petroleum lease, unless those assets are readily transferable to another productive mine or lease.

Key estimates

The determination of useful lives, residual values and depreciation methods involves estimates and assumptions and is reviewed annually. Any changes to useful lives or any other estimates or assumptions may affect prospective depreciation rates and asset carrying values. The table below summarises the principal depreciation methods and rates applied to major asset categories by the Group.

Category	Buildings	Plant and equipment	Mineral rights and petroleum interests	Capitalised exploration, evaluation and development expenditure
Typical depreciation methodology	SL	SL	UoP	UoP

Depreciation rate	25-50 years	3-30 years	Based on the rate of depletion of reserves	Based on the rate of depletion of reserves

Impairment of non-current assets

Recognition and measurement

Impairment tests for all assets are performed when there is an indication of impairment, although goodwill is tested at least annually. If the carrying amount of the asset exceeds its recoverable amount, the asset is impaired and an impairment loss is charged to the income statement so as to reduce the carrying amount in the balance sheet to its recoverable amount.

Previously impaired assets (excluding goodwill) are reviewed for possible reversal of previous impairment at each reporting date. Impairment reversal cannot exceed the carrying amount that would have been determined (net of depreciation) had no impairment loss been recognised for the asset or cash generating units (CGUs). There were no reversals of impairment in the current or prior year.

How recoverable amount is calculated

The recoverable amount is the higher of an asset’s fair value less cost of disposal (FVLCD) and its value in use (VIU). For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows.

Valuation methods

Fair value less cost of disposal

FVLCD is an estimate of the amount that a market participant would pay for an asset or CGU, less the cost of disposal. FVLCD for mineral and petroleum assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax market discount rate to arrive at a net present value of the asset, which is compared against the asset’s carrying value. FVLCD may also take into consideration other market-based indicators of fair value.

Value in use

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) to a FVLCD calculation.

Key judgements and estimates

Judgements: Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.

Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts (which include carbon price forecasts), or the possible additional impacts from emerging risks such as those related to climate change and the transition to a lower carbon economy.

Additional impacts related to climate change and the transition to a lower carbon economy may include:

•	a proportion of a CGU’s reserves becoming incapable of extraction in an economically viable fashion;

•	demand for the Group’s commodities decreasing, due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change;

•	physical impacts related to acute risks resulting from increased severity of extreme weather events, and those related to chronic risks resulting from longer-term changes in climate patterns.

Estimates: In determining the recoverable amount of assets, in the absence of quoted market prices, estimates are made regarding the present value of future post-tax cash flows. These estimates require significant management judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets at each reporting date. The estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, tax attributes and discount rates.

An indicator of impairment has been identified for the Jansen potash CGU at 30 June 2019 as the Group continues to assess project feasibility and the timing of project approval in accordance with the Group’s Capital Allocation Framework. Accordingly, the Group has assessed the recoverable amount of the Jansen CGU using FVLCD methodology including a market participant’s perspective of the net present value of future post-tax cash flows and other market-based indicators of fair value. The Jansen CGU carrying amount of US$3.0 billion as at 30 June 2019 is supported by the recoverable amount determination and as such, no impairment has been recognised.

The recoverable amount estimate is most sensitive to assumptions regarding the long-term forecasts of potash prices and discount rates:

•

Potash price: prices are based on the latest internal forecasts taking into account expected demand and supply for potash globally (which includes, amongst a range of factors, carbon price forecasts), benchmarked with external sources of information;

•

Discount rate: the discount rate is derived using the weighted average cost of capital methodology adjusted for any risks that are not reflected in the underlying cash flows, including where appropriate a country risk premium. A real post-tax discount rate of 7.5 per cent was applied to post-tax cash flows.

Changes in circumstances may affect the assumptions used to determine recoverable amount and could result in an impairment of non-current assets at future reporting dates.